UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 9, 2022

ARES MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36429	80-0962035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067
(Address of principal executive office) (Zip Code)
(310) 201-4100
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ARES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders
On June 9, 2022, Ares Management Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the shares of common stock outstanding on the record date, April 13, 2022 (the “Record Date”). As of the Record Date, there were 171,519,797 shares of our Class A common stock outstanding representing 171,519,797 votes, 1,000 shares of our Class B common stock outstanding representing 567,614,220 votes and 118,464,968 shares of our Class C common stock outstanding representing 118,464,968 votes, for a total of 857,598,985 votes. At the Annual Meeting, the Company’s stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on April 29, 2022, and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as directors of the Company to serve for one-year terms expiring at the 2023 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael J Arougheti	788,806,342	43,163,549	25,320	11,352,879
Antoinette Bush	760,838,796	71,132,903	23,512	11,352,879
R. Kipp deVeer	789,644,001	42,325,819	25,391	11,352,879
Paul G. Joubert	830,570,924	1,399,269	25,018	11,352,879
David B. Kaplan	788,246,850	43,723,385	24,976	11,352,879
Michael Lynton	787,746,045	42,374,179	1,874,987	11,352,879
Eileen Naughton	831,076,593	895,214	23,404	11,352,879
Dr. Judy D. Olian	827,598,619	4,372,994	23,598	11,352,879
Antony P. Ressler	772,728,588	59,241,859	24,764	11,352,879
Bennett Rosenthal	787,180,171	44,789,919	25,121	11,352,879

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2022 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
842,991,915	330,959	25,216

Proposal 3

The stockholders approved, on a non-binding advisory basis, the executive compensation paid to the Company’s named executive officers for the Company’s 2021 fiscal year (the “say-on-pay vote”), based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
759,068,456	72,245,052	681,703	11,352,879

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Dated: June 10, 2022

	By:	/s/ Naseem Sagati Aghili
	Name:	Naseem Sagati Aghili
	Title:	General Counsel and Secretary

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